Income Taxes - Summary of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 29, 2024 CNY (¥)	Feb. 29, 2024 USD ($)	Feb. 28, 2023 CNY (¥)	Feb. 28, 2023 USD ($)	Feb. 28, 2022 CNY (¥)
Deferred tax assets:
Less: valuation allowance	¥ (35,196)	$ (4,890)	¥ (30,521)	$ (4,240)	¥ (27,368)
State Administration of Taxation, PRC | Foreign Tax Authority
Deferred tax assets:
Net operating loss carry-forward	12,455	1,731	8,486
Advertising expenses	768	107	231
Donation overspending	5,200	722	5,369
Lease liability	570	79	545
Accrued expenses	13,678	1,900	13,701
Depreciation and amortization	119	17	115
Allowance for doubtful accounts	3,531	491	3,312
Less: valuation allowance	(35,196)	(4,890)	(30,521)
Total deferred tax assets	1,125	157	1,238
Deferred tax liabilities:
Amortization of intangible assets acquired from acquisition	(450)	(63)	(575)
Right-of-use asset	(675)	(94)	(637)
Total deferred tax liabilities	(1,125)	(157)	(1,212)
Net deferred tax assets	¥ 0	$ 0	¥ 26